Exhibit 99.1

First Interstate BancSystem, Inc.’s Bank Subsidiary Acquires
Flathead Bank of Bigfork, Montana

COMPANY RELEASE – August 12, 2016

(BILLINGS, Mont.) First Interstate BancSystem, Inc. (NASDAQ: FIBK)(“First Interstate”), parent company of First Interstate Bank, announced today that, effective August 12, 2016, First Interstate Bank completed its acquisition of Flathead Bank of Bigfork, Montana (“Flathead Bank”), the wholly owned subsidiary of Flathead Holding Company of Bigfork. Immediately following the acquisition, Flathead Bank was merged into First Interstate Bank, with First Interstate Bank as the resulting institution.

“We are pleased to welcome Flathead customers and employees to the First Interstate family,” said First Interstate President and CEO, Kevin Riley. “As two strong community banks, we are confident that this merger will benefit our customers and the community.”

In accordance with the definitive agreement, cash consideration for the acquisition was $34 million. First Interstate expects the transaction to be immediately accretive to earnings per share. As of the acquisition date, Flathead Bank had total assets of approximately $225 million, loans of approximately $86 million and deposits of approximately $178 million.

First Interstate Bank was advised in the transaction by Sandler O’Neill & Partners, L.P. as financial advisor, and Luse Gorman, PC as legal counsel. Flathead Bank was advised in the transaction by D.A. Davidson & Co. as financial advisor, and Lindquist & Vennum, LLP as legal counsel.

About First Interstate BancSystem, Inc. and First Interstate Bank

First Interstate BancSystem, Inc. is a financial services holding company, headquartered in Billings, Montana, with $8.6 billion in assets at June 30, 2016. It is the parent company of First Interstate Bank, a community bank operating banking offices, including online and mobile banking services, throughout Montana, Wyoming, and South Dakota. As a recognized leader in community banking services with 28 consecutive years of profitability, First Interstate is driven by strong family and corporate values, as well as a commitment to long-term organic growth, exemplary customer service, exceeding customer expectations through its products and services and supporting, with leadership and resources, the communities it serves.

Cautionary Note Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about First Interstate’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving First Interstate Bank, Flathead Holding Company and Flathead Bank, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which First Interstate  and Flathead Bank operate; the ability to promptly and effectively integrate the businesses of First Interstate Bank and Flathead Bank; the reaction of the companies’ customers, employees and counterparties to the transaction; and the diversion of management time on merger-related issues.

These factors are not necessarily all of the factors that could cause First Interstate’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm First Interstate’s or the combined company’s results.

All forward-looking statements attributable to First Interstate’s or the combined company’s or persons acting on First Interstate’s behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and First Interstate does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If First Interstate updates one or more forward-looking statements, no inference should be drawn that First Interstate will make additional updates with respect to those or other forward-looking statements.

FIRST INTERSTATE BANCSYSTEM, INC. CONTACTS:
INVESTOR RELATIONS:
Marcy Mutch, Chief Financial Officer
406-255-5322
Investor.relations@fib.com
or
MEDIA:
Cynthia Lyle, Senior Vice President, Marketing Director
406-255-5337
cynthia.lyle@fib.com